Exhibit 10.17

EXECUTION VERSION

NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of the 14th day of January, 2010 by and among J.B. POINDEXTER & CO., INC., a Delaware corporation (“Poindexter”), MORGAN TRUCK BODY, LLC, a Delaware limited liability company (“Morgan LLC”), TRUCK ACCESSORIES GROUP, LLC, a Delaware limited liability company (“TAG LLC”), MIC GROUP, LLC, a Delaware limited liability company (“MIC LLC”), MORGAN OLSON, LLC, a Delaware limited liability company (“MO LLC”), EFP, LLC, a Delaware limited liability company (“EFP LLC”), and FEDERAL COACH, LLC, a Delaware limited liability company (“Federal Coach”; Poindexter, Morgan LLC, TAG LLC, MIC LLC, MOC LLC, EFP LLC and Federal Coach are each a “Borrower” and collectively referred to as “Borrowers”), the other Loan Parties signatory hereto, BANK OF AMERICA, N.A., a national banking association, for itself, as a Lender, and as Agent for Lenders (in such capacity, “Agent”), and all other Lenders parties hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, the other Loan Parties, Agent and Lenders have entered into that certain Loan and Security Agreement dated as of March 15, 2004 (as amended by that certain First Amendment to Loan and Security Agreement dated as of May 13, 2004, that certain Limited Consent and Second Amendment dated as of November 3, 2004, that certain Limited Consent and Omnibus Amendment dated as of December 30, 2004, that certain Third Amendment to Loan and Security Agreement dated as of January 20, 2005, that certain Amendment No. 4 to Loan and Security Agreement dated as of April 25, 2005, that certain Limited Consent and Second Omnibus Amendment dated as of June 7, 2005, that certain Third Omnibus Amendment dated as of January 20, 2006, that certain Limited Consent and Fourth Omnibus Amendment dated as of March, 17, 2006, that certain Limited Consent, Joinder and Fourth Omnibus Amendment dated as of October 10, 2006, that certain Limited Consent, Joinder and Fifth Omnibus Amendment dated as of April 30, 2007, that certain Limited Consent, Joinder and Sixth Omnibus Amendment dated as of August 22, 2007, that certain Limited Consent, Joinder and Seventh Omnibus Amendment dated as of September 4, 2007 and that certain Limited Waiver and Eight Omnibus Amendment dated as of May 26, 2009, and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers and the other Loan Parties desire that certain provisions of the Loan Agreement be amended as set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Loan Parties, Agent and Requisite Lenders hereby agree as follows:

SECTION 1.  Incorporation of Recitals. The parties hereto acknowledge the truth and accuracy of the foregoing recitals, and the recitals are incorporated herein.

SECTION 2.  Amendments to Loan Agreement. Subject to the satisfaction of each of the conditions precedent set forth in Section 3 hereof and the limitations contained in Section 5 hereof, the Borrowers, the other Loan Parties, Agent and Requisite Lenders hereby agree to amend the Loan Agreement as follows:

(a)           Section 13(a) of the Loan Agreement is hereby amended by replacing the phrase “hereof and/or (y) operating leases,” appearing therein with the phrase “hereof, (y) operating leases and/or (z) obligations owing to trade creditors incurred in the ordinary course of business that are not overdue by more than six (6) months unless being contested in good faith;”.

SECTION 3.  Effectiveness. This Amendment shall become effective as of December 31, 2009 upon the satisfaction of each the following conditions precedent:

(a)           this Amendment shall have been duly executed and delivered by Borrowers, the other Loan Parties, Agent and each Requisite Lender; and

(b)           the representations and warranties contained herein shall be true and correct in all material respects.

SECTION 4.  Representations and Warranties. In order to induce Agent and each Requisite Lender to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

(a)           all of the representations and warranties contained in the Loan Agreement and in each Other Agreement are true and correct in all material respects as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b)           the execution, delivery and performance by the Loan Parties of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, and the Loan Agreement is the legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Amendment by the Loan Parties, the performance by the Loan Parties of the Loan Agreement and Other Agreements to which any Loan Party is a party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or formation, bylaws or operating agreement or other similar documents or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

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(d)           as of the date hereof, no Default or Event of Default has occurred and is continuing.

SECTION 5.  Reference to and Effect Upon the Loan Agreement.

(a)           Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

(b)           the amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be an amendment or modification of any other term or condition of the Loan Agreement or any Other Agreement, (ii) operate as a waiver of any Default or Event of Default or any right, power or remedy of Agent or Lenders under the Loan Agreement and Other Agreements. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Loan Agreement. Each Loan Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

SECTION 6.  Costs And Expenses.  As provided in Section 4(c)(v) of the Loan Agreement, Borrowers agree to reimburse Agent for all fees, costs and expenses, including, without limitation, the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation, incurred in connection with this Amendment.

SECTION 7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 8.  Acknowledgment.  The parties hereto acknowledge that as of December 31, 2008, the following entities were merged: (i) each of Tarlton Supply Co., SWK Holdings, Inc., Richard’s Manufacturing Company, Machine & Manufacturing I, Inc., Universal Brixius, LLC and Handley, L.P. with and into MIC Group, LLC; and (ii) Lowy Group, Inc. with and into J.B. Poindexter & Co., Inc.

SECTION 9.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 10.  Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:

J.B. POINDEXTER & CO., INC.

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

MORGAN TRUCK BODY, LLC

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

TRUCK ACCESSORIES GROUP, LLC

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

MIC GROUP, LLC

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

MORGAN OLSON, LLC

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

EFP, LLC

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

[Signature Page to Ninth Amendment to Loan and Security Agreement]

FEDERAL COACH, LLC

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

[Signature Page to Ninth Amendment to Loan and Security Agreement]

AGENT AND LENDER:

BANK OF AMERICA, N.A.,

as Agent and Lender

By:	/s/ John Todd
Name:	John Todd
Title:	EVP

[Signature Page to Ninth Amendment to Loan and Security Agreement]

The following Persons are signatories to this Amendment in their capacities as Loan Parties, not as Borrowers:

LOAN PARTIES:

RAIDER INDUSTRIES INC.

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

MORGAN TRAILER FINANCIAL CORPORATION

By:	MORGAN TRUCK BODY, LLC,
its general partner

	By:	J.B. POINDEXTER & CO., INC.,
it sole member

		By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

MORGAN TRAILER FINANCIAL

MANAGEMENT, L.P.

By:	MORGAN TRUCK BODY, LLC,
its general partner

	By:	J.B. POINDEXTER & CO., INC.,
it sole member

		By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

COMMERCIAL BABCOCK INC.

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

[Signature Page to Ninth Amendment to Loan and Security Agreement]

EAGLE SPECIALTY VEHICLES, LLC

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

STATE WIDE ALUMINUM, INC.

By:	/s/ Larry Wolfe
Name: Larry Wolfe
Title: Vice President

[Signature Page to Ninth Amendment to Loan and Security Agreement]